SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017

REX ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

366 Walker Drive

State College, Pennsylvania 16801

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8—K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a—12 under the Exchange Act (17 CFR 240.14a—12)

☐	Pre—commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐	Pre—commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e—4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 5, 2017, Rex Energy Corporation (the “Company”) held the 2017 Annual Meeting. As of March 10, 2017, the record date for the 2017 Annual Meeting, there were 98,013,126 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 73,415,967 shares of common stock was present at the 2017 Annual Meeting. The final voting results of the 2017 Annual Meeting are set forth below. Each of these items is more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 4, 2017.

Proposal One – Election of Directors

The Company’s common stockholders elected each of the Company’s six nominees for director to serve a term of one year to expire at the 2018 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, as set forth below:

NAME	VOTES FOR	VOTES WITHHELD	BROKER NON- VOTES
Lance T. Shaner	27,351,973	1,355,848	44,708,146
Thomas C. Stabley	27,500,680	1,207,141	44,708,146
Jack N. Aydin	27,327,559	1,380,262	44,708,146
John A. Lombardi	27,495,379	1,212,442	44,708,146
Eric L. Mattson	27,421,315	1,286,506	44,708,146
John J. Zak	27,480,369	1,227,452	44,708,146

Proposal Two – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s common stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, as set forth below:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
70,912,786	1,136,094	1,367,087

Proposal Three – Advisory Vote on Frequency of Advisory Votes on Executive Compensation

The Company’s common stockholders approved that an advisory vote to approve the compensation of the Company’s named executive officers should take place each year, as set forth below:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
24,937,249	449,020	2,603,427	718,125	44,708,146

In accordance with the recommendation of the Company’s Board of Directors (the “Board”) on this matter and these voting results, the Company has determined to hold an advisory vote to approve the compensation of the Company’s named executive officers each year until the next stockholder vote on the frequency of such advisory votes. A stockholder vote on the frequency of such advisory votes is required to be held at least once every six years.

Proposal Four – Advisory Vote on Executive Compensation

The Company’s common stockholders approved the compensation of its named executive officers as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 4, 2017, as set forth below:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON- VOTES
26,846,770	1,254,734	606,317	44,708,146

Proposal Five – Amendment to the Company’s Certificate of Incorporation to Implement a Reverse Stock Split of the Company’s Common Stock, solely at the discretion of the Board

The Company’s common stockholders approved a grant of discretionary authority to the Board to effect an amendment to the Company’s Certificate of Incorporation to implement a reverse stock split of the outstanding shares of the Company’s common stock at a reverse stock split ratio between 1-for-5 and 1-for-10, with such ratio determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”), as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 4, 2017.

VOTES FOR	VOTES AGAINST	ABSTENTIONS
62,301,466	10,712,694	401,807

Proposal Six – Amendment to the Company’s Certificate of Incorporation to Reduce Authorized Shares, Contingent on Implementation of the Reverse Stock Split

The Company’s common stockholders approved an amendment to the Company’s Certificate of Incorporation to reduce the authorized number of shares of the Company’s common stock from 200,000,000 to 100,000,000, contingent on the implementation of the reverse stock split by the Board (the “Authorized Common Stock Reduction Proposal”), as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 4, 2017.

VOTES FOR	VOTES AGAINST	ABSTENTIONS
64,151,794	8,774,526	489,647

Item 8.01	Other Events.

On May 5, 2017, following stockholder approval of the Reverse Stock Split Proposal and the Authorized Common Stock Reduction Proposal at the 2017 Annual Meeting, the Board approved a reverse stock split with a reverse stock split ratio of 1-for-10 (the “Reverse Stock Split”). On May 5, 2017, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title

99.1	Press release of Rex Energy Corporation dated May 5, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Sr. Vice President, General Counsel and Secretary

Dated: May 5, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release of Rex Energy Corporation dated May 5, 2017